V2X Approves Share Repurchase Program RESTON, Va., May 12, 2025 — V2X, Inc. (NYSE:VVX) today announced that its Board of Directors has approved a share repurchase program under which the Company may purchase, from time to time, up to $100 million of the Company’s common stock for a three- year term ending on May 12, 2028. Jeremy C. Wensinger, President and Chief Executive Officer of V2X stated, “We are excited to announce a $100 million share repurchase program, which reflects the strength in our business and our commitment to enhancing shareholder returns through a disciplined capital allocation strategy. We are focused on maximizing shareholder returns while investing for growth, which is supported by our strong end markets, revenue visibility, backlog, balance sheet, and high free cash flow. The purchases under the share repurchase program may be made from time to time (i) through open market purchases, block trades, privately negotiated transactions, one or more trading plans adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any combination of the foregoing, in each case in accordance with applicable laws, rules and regulations or (ii) in such other manner as will comply with the provisions of the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by V2X in its discretion and will be subject to market and economic conditions, prevailing share prices, loan covenants, applicable legal and regulatory requirements, alternative investment opportunities, and other factors. The share repurchase program does not require V2X to repurchase shares of its common stock and it may be amended, suspended or discontinued at any time. About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,000 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Exhibit 99.1

Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, the strength of our business, our commitment to enhancing shareholder returns, capital allocation strategy and investing for growth. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.